EXHIBIT 10

FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 18, 2016, by and among Sunrise Coal, LLC (the "Borrower"), the Guarantors party thereto, the lenders listed on the signature pages hereof (the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the "Administrative Agent") under the Credit Agreement referred to below:

WlTNESSETH:

WHEREAS, the Borrower, the Lender and the Administrative Agent entered into the Second Amended and Restated Credit Agreement dated as of August 29, 2014 (the "Credit Agreement"), pursuant to which the Lenders have extended credit to the Borrower; and

WHEREAS, the Borrower has requested that certain amendments be made as set forth in more detail herein; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

NOW, THEREFORE, in consideration of their mutual covenants and agreements hereafter set forth, and intending to be legally bound, the parties hereto agree as follows:

Article I

Section 1.1 Commitment Reduction. Pursuant to Section 2.4 of the Credit Agreement, the Borrower hereby elects to reduce, effective as of the date hereof, the Revolving Credit Commitments to $200,000,000. The Administrative Agent and the Lenders hereby waive the requirement of three Business Days’ prior written notice required under Section 2.4 of the Credit Agreement with respect to such Revolving Credit Commitment reduction.

Section 1.2 Amendments to Section 1.1 [Certain Definitions]. The following definitions contained in Section 1.1 [Certain Definitions] of the Credit Agreement are hereby amended and restated in entirety as follows:

"Daily LIBOR Rate shall mean, for any day, the rate per annum determined by the Administrative Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage on such day. Notwithstanding the foregoing, if the Daily LIBOR Rate as determined above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement."

Section 1.3 Amendments to Section 1.1 [Certain Definitions]. Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definitions in such section in alphabetical order:

"Debt Service Coverage Ratio shall mean, as of any date of determination, the ratio of (A) Consolidated EBITDA of the Loan Parties (other than Hallador), divided by (B) the sum of (i) scheduled principal reductions on the Term Loans and principal reductions on Indebtedness (other than principal reductions on the Revolving Credit Loans) of the Loan Parties (other than Hallador), plus (ii) interest expense of the Loan Parties (other than Hallador), each calculated as of the end of each fiscal quarter for the four fiscal quarters then ended."

"Freelandville Acquisition means the Acquisition by Borrower or another Loan Party (other than Hallador) of the coal reserves and coal supply agreement associated with the underground and/or surface coal mines known as the Freelandville Mine located in Knox County and Sullivan County, Indiana, and other related facilities and other assets."

Section 1.4 Amendments to Section 8.2.5 [Dividends and Related Distributions; Hallador Subordinated Debt Payments]. The last sentence of Section 8.2.5 [Dividends and Related Distributions; Hallador Subordinated Debt Payments]of the Credit Agreement is hereby amended and restated in entirety as follows:

"The Borrower shall not make or pay any principal payments with respect to the Hallador Subordinated Debt, except principal payments in an amount not to exceed $2,500,000 per calendar year, provided, that, at least five (5) Business Days prior to such payment, the Borrower shall provide a certificate to the Lenders certifying that prior to and immediately after making any such contemplated principal payment: (a) that the Leverage Ratio shall not exceed 2.50 to 1.00 on a pro forma basis, (b) that the amount of Availability shall not be less than $30,000,000 and (c) there shall exist no Event of Default."

Section 1.5 Amendments to Section 8.2.14. Section 8.2.14 of the Credit Agreement is hereby amended and restated in entirety to include a new covenant as follows:

"8.2.14 Capital Expenditures and Leases. Each of the Loan Parties (other than Hallador) shall not, and shall not permit any of its Subsidiaries to make any payments on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease to exceed $30,000,000 per fiscal year; provided, however, if such payments made by the Loan Parties (other than Hallador) in any fiscal year are less than the amounts permitted for such fiscal year, then the lesser of $5,000,000 or such unpaid amounts may be added by the Loan Parties (other than Hallador) to the amounts permitted to be used for payments in future years."

Section 1.6 Amendments to Section 8.2.15. Section 8.2.15[Minimum Fixed Charge Coverage Ratio] of the Credit Agreement is hereby amended and restated in entirety as follows:

"8.2.15 Minimum Debt Service Coverage Ratio. The Loan Parties (other than Hallador) shall not at any time permit the Debt Service Coverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than the applicable amounts set forth below:

Fiscal Periods Ending	Ratio
March 31, 2016 through June 30, 2019	1.25 to 1.00"

Section 1.7 Amendments to Section 8.2.16 [Maximum Leverage Ratio]. Section 8.2.16 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended and restated in entirety as follows:

"8.2.16 Maximum Leverage Ratio. The Loan Parties (other than Hallador) shall not at any time permit the Leverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed the applicable amounts set forth below:

Fiscal Periods Ending	Ratio
March 31, 2016	4.00 to 1.00
June 30, 2016	4.25 to 1.00
September 30, 2016 through March 31, 2017	4.50 to 1.00
June 30, 2017 through March 31, 2018	4.25 to 1.00
June 30, 2018 and September 30, 2018	4.00 to 1.00
December 31, 2018	3.75 to 1.00
March 31, 2019 and June 30, 2019	3.50 to 1.00"

Section 1.8 Amendments to Certain Credit Agreement and Loan Document Schedules. Schedule 1.1(A) [Pricing Grid] shall be amended and restated to read as set forth on the Schedule attached to this Amendment bearing such name and numerical reference and Part 2 of Schedule 1.1(B) [Commitments of Lenders and Addresses for Notices to Lenders] shall be amended and restated to read as set forth on the Schedule attached to this Amendment bearing such name and numerical reference.

Article II

Waiver. Section 8.2.6(2) of the Credit Agreement requires that the Loan Parties comply with certain conditions prior to making a Permitted Acquisition, including, but not limited to the following: (1) the Borrower shall demonstrate that it will be in Pro Forma Compliance with the covenant contained in Section 8.2.16 [Maximum Leverage Ratio] for the four quarter period immediately after giving effect to such Permitted Acquisition by delivering at least five (5) Business Days prior to such Permitted Acquisition a calculation evidencing such compliance, except that for the sole purpose of measuring such Pro Forma Compliance, the maximum ratio set forth in Section 8.2.16 [Maximum Leverage Ratio] shall be deemed to be reduced by 0.25, and (2) the Borrower shall demonstrate that immediately after giving effect to such Permitted Acquisition that the amount of Availability shall not be less than $30,000,000. The Borrower intends to consummate the Freelandville Acquisition on the terms and conditions substantially similar to those contained in the Purchase Agreement and it has indicated that if it does so it will not be able to comply with the above conditions (the "Default Event"). The Borrower hereby requests that the Administrative Agent and the Lenders execute this Waiver to evidence their waiver of the Default Event and include the Freeland Acquisition as a Permitted Acquisition under the Credit Agreement. The Borrower further requests the consideration being paid in connection with the Freeland Acquisition be excluded from the restriction contained in Section 8.2.6(2)(vii) of the Credit Agreement (the "Waived Inclusion"). By signing below, the Lenders agree to waive the Default Event and agree to the Waived Inclusion so long as the Borrower complies with the remaining acquisition requirements of Section 8.2.6(2). Except as expressly waived hereby, the terms and provisions of the Credit Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Waiver shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Potential Default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders' or Administrative Agent's rights and remedies (all of which are hereby reserved).

Article III

Section 3.1 No Other Amendments. Except as amended hereby, the terms and provisions of the Credit Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Potential Default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders' or Administrative Agent's rights and remedies (all of which are hereby reserved).

Section 3.2 Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Article 6 of the Credit Agreement, are true and correct on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representation and warranty shall be true and correct on and as of such date), and that no Event of Default, or Potential Default, has occurred or is continuing or exists on or as of the date hereof.

Section 3.3 Conditions to Effectiveness. This Amendment shall become effective upon execution and delivery to the Administrative Agent hereof by the Borrower, all of the Lenders and the Administrative Agent and the satisfaction of the following conditions precedents:

(a) Amendment. The Administrative Agent shall have received an executed counterpart of this Amendment from the Required Lenders, duly executed by a responsible officer of the Loan Parties.

(b) Officer's Certificate. The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement including as amended by the modifications and additional representations and warranties of this Amendment, and of each Loan Party in each of the other Loan Documents shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of the Borrower dated the date hereof and signed by the Chief Executive Officer, President, or Chief Financial Officer of the Borrower to each such effect.

(c) Secretary's Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i) all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;

(ii) the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation and bylaws, certificate of limited partnership and limited partnership agreement or limited liability company certificate and operating agreement, as the case may be, as in effect on the date hereof and, in the case of the certificate of incorporation of the Borrower, certified by the appropriate state official where such document is filed in a state office (or, in the event that no change has been made to such organizational documents previously delivered to the Administrative Agent, so certified by the Secretary or Assistant Secretary of such Loan Party), together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the state of its formation and the state of its principal place of business.

(d) Revolving Credit Commitment Reduction. After giving effect to reduction of Revolving Credit Commitments contemplated by this Amendment, on the effective date of this Amendment, the Revolving Facility Usage shall not exceed the aggregate Revolving Credit Commitments of the Lenders as so reduced.

(e) No Defaults under Other Obligations. No default under any note, credit agreement or other document relating to existing Indebtedness of any of the Loan Parties shall occur as a result of this Amendment.

(f) No Actions or Proceedings. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or any of the other Loan Documents.

(g) Consents. All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.

(h) Confirmation of Guaranty. Each of the Guarantors confirms that they have read and understand the Amendment. In order to induce the Lenders, the Administrative Agent and the other Agents to enter into the Amendment, each of the Guarantors: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement or any other such Loan Document.

(i) Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.

(j) Fees. The Borrowers shall have paid to the Administrative Agent for itself and for the account of the applicable Lenders (a) all fees as required hereunder, including a fee to each Lender that consented to this Amendment in writing on or before 12:00 p.m. (Eastern time), March 18, 2016, equal to thirty-seven and one half (37.5) basis points of such Lender's Credit Revolving Credit Commitments and outstanding Term Loans as of the date hereof, after giving effect to the Revolving Credit Commitment reduction, and (b) all other fees payable to the Administrative Agent plus all costs and expenses for which the Administrative Agent is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent's legal counsel.

Section 3.4 Miscellaneous.

(a) This Amendment shall become effective as provided in Section 3.3.

(b) The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed, and shall, as so amended, remain in full force and effect. From and after the date that the amendments herein described take effect, all reference to the "Agreement" in the Credit Agreement and in the other Loan Documents, shall be deemed to be references to the Credit Agreement as amended by this Amendment.

(c) This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania, and for all purposes shall be governed by, construed and enforced in accordance with the laws of said Commonwealth.

(d) Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the other Loan Parties, each Lender, and Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

(e) This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts. Each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one in the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE 1 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

SUNRISE COAL, LLC

By:	/s/ Brent K. Bilsland
Name:	Brent K. Bilsland
Title:	President

GUARANTORS:

HALLADOR ENERGY COMPANY

By:	/s/ Brent K. Bilsland
Name:	Brent K. Bilsland
Title:	President

[SIGNATURE PAGE 2 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SUNRISE LAND HOLDINGS, LLC

By:	/s/ Brent K. Bilsland
Name:	Brent K. Bilsland
Title:	President

SFI COAL SALES, LLC

By:	/s/ Brent K. Bilsland
Name:	Brent K. Bilsland
Title:	President

PROSPERITY MINE, LLC

By:	/s/ Brent K. Bilsland
Name:	Brent K. Bilsland
Title:	President

[SIGNATURE PAGE 3 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

OAKTOWN FUELS MINE NO. 1, LLC

By:	/s/ Brent K. Bilsland
Name:	Brent K. Bilsland
Title:	President

OAKTOWN FUELS MINE NO. 2, LLC

By:	/s/ Brent K. Bilsland
Name:	Brent K. Bilsland
Title:	President

SYCAMORE COAL, INC.

By:	/s/ Brent K. Bilsland
Name:	Brent K. Bilsland
Title:	President

SUNRISE ADMINISTRATIVE SERVICES, LLC

By:	/s/ Brent K. Bilsland
Name:	Brent K. Bilsland
Title:	President

[SIGNATURE PAGE 4 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ James P. O’Brien
Name:	James P. O’Brien
Title:	Vice President

[SIGNATURE PAGE 5 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Vice President

[SIGNATURE PAGE 6 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Max Greer
Name:	Max Greer
Title:	Vice President

[SIGNATURE PAGE 7 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

REGIONS BANK

By:	/s/ Jerry Wells
Name:	Jerry Wells
Title:	Director

[SIGNATURE PAGE 8 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

UMB BANK, N.A.

By:	/s/ David A. Walters
Name:	David A. Walters
Title:	Senior Vice President

[SIGNATURE PAGE 9 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

KEYBANK, NATIONAL ASSOCIATION

By:	/s/ Brian D. Smith
Name:	Brian D. Smith
Title:	Senior Vice President

[SIGNATURE PAGE 10 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

OLD NATIONAL BANK

By:	/s/ Dan Gmelich
Name:	Dan Gmelich
Title:	Senior Vice President

[SIGNATURE PAGE 11 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Vice President

[SIGNATURE PAGE 12 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CAPITAL BANK CORPORATION

By:	/s/ Rebecca L. Hetzer
Name:	Rebecca L. Hetzer
Title:	Senior Vice President

[SIGNATURE PAGE 13 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRST FINANCIAL BANK, N.A.

By:	/s/ Steve Holliday
Name:	Steve Holliday
Title:	Chief Credit Officer

[SIGNATURE PAGE 14 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

TALMER BANK AND TRUST

By:	/s/ Matthew P. Tuohey
Name:	Matthew P. Tuohey
Title:	Managing Director

[SIGNATURE PAGE 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRST MERCHANTS BANK, N.A.

By:	/s/ Adam M. Treibic
Name:	Adam M. Treibic
Title:	Vice President

[SIGNATURE PAGE 16 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BOKF, NA dba Colorado State Bank and Trust

By:	/s/ Matthew J. Mason
Name:	Matthew J. Mason
Title:	Senior Vice President

[SIGNATURE PAGE 17 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Stephen J. Orban
Name:	Stephen J. Orban
Title:	Senior Vice President

[SIGNATURE PAGE 18 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

COMMUNITY BANKS OF COLORADO, A DIVISION OF NBH BANK, N.A.

By:	/s/ Ben W. Suh
Name:	Ben W. Suh
Title:	Director / Vice President

[SIGNATURE PAGE 19 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A.

By:	/s/ Timothy Daniels
Name:	Timothy Daniels
Title:	Senior Vice President

[SIGNATURE PAGE 20 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IROQUOIS FEDERAL SAVINGS & LOAN ASSOCIATION

By:	/s/ Thomas J. Chamberlain
Name:	Thomas J. Chamberlain
Title:	Executive Vice President & Chief Lending Officer